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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                         September 11, 2001 (September 6, 2001)


                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)




         Delaware                  000-26727                68-0397820
(State or other jurisdiction      (Commission     (IRS Employer Identification
    of incorporation)              File Number)                No.)



     371 Bel Marin Keys Boulevard,                            94949
              Suite 210                                     (Zip Code)
          Novato, California
        (Address of principal
          executive offices)


                                 (415) 884-6700
              (Registrant's telephone number, including area code)











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
Item 5.           Other Events

Effective September 6, 2001, Ansbert Gadicke, MD, has resigned from the Board of Directors of BioMarin. Dr. Gadicke is the Managing Director of MPM Capital LLC and served as a member of the BioMarin Board of Directors since December 1997. MPM Capital is the beneficial holder of 3,212,560 shares or 7.6 % of BioMarin's common stock. The Board elected Phyllis Gardner, MD, Senior Associate Dean for Education and Student Affairs, Stanford University School of Medicine, to take Dr. Gadicke's position on the Board.



Item 7.               Financial Statements and Exhibits

None



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BioMarin Pharmaceutical Inc.


                            By: /s/ Raymond W. Anderson
                               -------------------------------------------------
                               Raymond W. Anderson
                               Chief Operating Officer, Chief Financial Officer, Secretary and Vice President Finance and Administration

Date:  September 11, 2001